SUPPLEMENT Dated December 27, 1995

                              TO THE PROSPECTUS OF

            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                                Dated May 1, 1995




EXCHANGE OF SHARES

         Effective immediately, shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Trust. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Trust and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Trust at
(800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

         Shares of a Fund may be exchanged by written order to: "Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111". A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

         Shareholders who complete the telephonic privileges portion of the Fund's account application or who have previously elected telephonic redemption privileges may exchange shares by calling (800) 221- 4795. The telephonic privileges are not available to shareholders automatically; they must first elect the privilege. Proper identification will be required for each telephonic exchange. Please see "Telephonic Redemption" in the attached Prospectus for more information regarding telephonic transactions.

General Exchange Information

         All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and
(iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              ---------------------

         The following revises and replaces the first paragraph under the caption "Purchase of Shares" in the attached Prospectus:

PURCHASE OF SHARES

         Shares of the Fund may be purchased directly from the Trust, which offers shares of the Fund to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received by the Trust and payment for the shares is received by the Fund. Unless waived by the Trust, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

                              ---------------------

         The following revises and replaces the information under the caption "Written Redemption" in the attached Prospectus:

WRITTEN REDEMPTION

         Shares of the Fund may be redeemed by written order to: "Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111". A written redemption request must (a) state the name of the Fund, (b) state the number of shares or the dollar amount to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders which are not individuals. Redemption proceeds will normally be paid by check mailed within seven days of receipt of a written redemption request in proper form. If shares of the Fund to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares.
This may take up to fifteen (15) days.

Prospectus dated May 1, 1995

                                   PROSPECTUS

            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795

     Standish Massachusetts Intermediate Tax Exempt Bond Fund (the Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate investment series of Standish, Ayer & Wood Investment Trust (the Trust"), an open-end management investment company.

     The Fund is designed for Massachusetts investors in the upper income tax brackets who are seeking a higher level of Massachusetts and federally tax-free income than is normally provided by short-term investments, and more price stability than investments in long-term municipal bonds. The Fund's investment objective is to provide a high level of interest income exempt from Massachusetts and federal income taxes, while seeking preservation of shareholders' capital, through investing the Fund's assets in investment grade intermediate-term municipal securities. Municipal bonds in which the Fund invests will be rated, at the time of investment, within the four highest ratings by Moody's Investors Service, Inc. ( Moody's"), Standard & Poor's Ratings Group ( S&P") or Fitch Investors Service, Inc. ( Fitch") or, if unrated, determined by Standish, Ayer & Wood, Inc. (the Adviser"), the Fund's investment adviser, to be of comparable credit quality to the securities so rated. See Investment Policies." There can, of course, be no guarantee that the Fund's objective will be achieved.

     Investors may purchase shares from the Fund without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Trust at the telephone number or address listed above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                    CONTENTS


Expense Information                                           2

Financial Highlights                                          3

Investment Objective and Policies                             4

Risk Factors and Suitability                                  7

Calculation of Performance Data                               8

Dividends and Distributions                                   8

Purchase of Shares                                            8

Redemption of Shares                                          9

Management                                                   10

Federal Income Taxes                                         11

Massachusetts Income Taxes                                   12

The Fund and Its Shares                                      12

Custodian, Transfer Agent and Dividend Disbursing Agent      13

Independent Accountants                                      13

Legal Counsel                                                13

Appendix                                                     13

Tax Certification Instructions                               14

                              EXPENSE INFORMATION

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None


Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees (after expense limitation)                            0.27%

12b-1 Fees                                                            None

Other Expenses                                                        0.38%

Total Fund Operating Expenses (after expense limitation)              0.65%


Example                                                              1 yr.           3 yrs.            5 yrs.           10 yrs.
-------------------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each time period:                                                 $6              $21               $36              $81

You would pay the following expenses on the same investment,
assuming no redemption:                                              $6              $21               $36              $81

     The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund that an investor in the Fund will bear directly or indirectly. See Management -- Investment Adviser" and Management -- Expenses." The figure shown in the caption Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based upon expenses for the fiscal year ended December 31, 1994, during which time the Adviser did not impose a portion of its fee.

     The Adviser has voluntarily agreed to limit Total Fund Operating Expenses of the Fund (excluding brokerage commissions, taxes, litigation, indemnification, and other extraordinary expenses) to 0.65% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by the Adviser at any time. In the absence of such agreement, the Management Fees and the Total Fund Operating Expenses would have been 0.40% and 0.78%, respectively, for the fiscal year ended December 31, 1994.

     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN OF GREATER OR LESS THAN 5%.



FINANCIAL HIGHLIGHTS

     The financial highlights for the years ended December 31, 1993 and 1994 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.

                                                                                                             For the period
                                                                                                             November 2, 1992
                                                                      Year Ended December 31, 1992*      (start of business) to
Per Share Data (for a share outstanding throughout each period):         1994               1993            December 31, 1992*
                                                                         ----               ----            ------------------

     Net asset value at beginning of period                            $21.31              $20.32              $20.00
                                                                      -------             -------              ------

Income from investment operations:
     Net investment income                                              $0.94               $0.92               $0.13
     Net realized and unrealized gain (loss) on investments             (1.75)               1.13                0.32
                                                                      -------             -------              ------

Total from investment operations                                        (0.81)              $2.05               $0.45
                                                                      -------             -------              ------

Less distributions declared to shareholders:
     From net investment income                                         (0.94)             ($0.92)             ($0.13)
     From realized gain                                                 (0.01)             ($0.14)                 --
                                                                      -------             -------              ------

Total distributions declared to shareholders                            (0.95)             ($1.06)             ($0.13)
                                                                      -------             -------              ------

     Net asset value at end of period                                  $19.95              $21.31              $20.32
                                                                      =======             =======              ======

Total return                                                           (3.84)%              10.24%            13.85%t

Ratios (to average net assets)/Supplemental Data:
     Expenses**                                                          0.65%               0.65%               0.65%
     Net investment income**                                             4.67%               4.35%               4.05%
Portfolio turnover*                                                        84%                 94%                 31%

Net assets at end of period (000 omitted)                             $27,776             $29,627              $6,537

**The investment advisor did not impose a portion of its advisory fee. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:


     Net investment income per share:                                   $0.91               $0.86               $0.11 #
     Ratios (to average net assets):
          Expenses                                                       0.78%               0.95%               1.37 t,#
          Net investment income                                          4.54%               4.05%               3.33 t,#

t  Computed on an annualized basis.
*  Audited by other auditers
#  Unaudited

     Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Fund without charge.

INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide a high level of interest income exempt from Massachusetts and federal income taxes, while seeking preservation of shareholders' capital, through investing the Fund's assets in investment grade intermediate-term municipal securities. The Fund will seek to achieve its objective by investing in a non-diversified portfolio of municipal securities of issuers located in Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes and is exempt from Massachusetts personal income tax ( Massachusetts Municipal Securities"). Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective. The investment objective of the Fund is a fundamental policy which may not be changed without shareholder approval.

     Although the Fund may invest in investment grade Massachusetts Municipal Securities, it intends to emphasize high quality intermediate-term Massachusetts Municipal Securities. The dollar-weighted average effective maturity of the Fund's portfolio will be in a range of three to ten years. However, the Fund may purchase individual securities with effective maturities which are outside of this range. A mutual fund with an average maturity longer than the Fund will tend to have a higher yield, but will exhibit greater share price volatility; a fund with a shorter maturity will have a lower yield but will offer more price stability. The Fund's emphasis on high quality securities is expected to limit its share price volatility. Because the Fund holds investment grade municipal securities, the income earned on shares of the Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities.

     The Fund may invest, without percentage limitations, in municipal bonds rated at the time of purchase within one of the four highest municipal ratings by Moody's (Aaa, Aa, A, Baa), S&P (AAA, AA, A, BBB) or Fitch (AAA, AA, A, BBB) or, if not rated, determined by the Adviser to be of comparable credit quality to the securities so rated. The Fund may invest in municipal notes rated MIG-1 or MIG-2 by Moody's or at least SP-1 or SP-2 by S&P or in municipal notes that are not rated, provided that, in the opinion of the Adviser, such notes are of comparable credit quality. In the case of a security that is rated differently by two or more rating services, the higher rating is used; provided, however, all securities purchased must also meet the credit standards of the Adviser. Securities rated Baa by Moody's or BBB by S&P or Fitch may have some speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make interest payments and repay principal than is the case with higher grade securities. Prior to acquiring unrated securities, the Adviser considers the terms of the offering and various other factors in order to initially determine whether the securities are consistent with the Fund's investment objective and policies and thereafter to determine the issuer's comparative credit rating. In the event the rating on a security held in the Fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in a sale of the security. A description of the ratings is contained in the Appendix to this Prospectus.

     The Fund is a non-diversified investment company so that, as a fundamental investment policy, with respect to 50% of the Fund's total assets, the Fund may not invest more than 5% of the value of its total assets in securities of any one issuer or acquire more than 25% of the voting securities of an issuer. This limitation does not apply to investments issued or guaranteed by the U.S. Government or its agencies or instrumentalities and does not apply to the other 50% of the Fund's total assets. In order to qualify as a Regulated Investment Company" under the Internal Revenue Code, the Fund must, among other requirements, not invest more than 25% of its assets in the securities of a single issuer as of the close of each quarter of its taxable year. See Federal and Massachusetts Income Taxes."

     Although it is authorized to do so, the Fund does not expect to invest more than 25% of its assets in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector.

     As a fundamental policy, at least 80% of the Fund's net assets will normally be invested in Massachusetts Municipal Securities; during normal market conditions, at least 65% of the Fund's net assets will be invested in municipal bonds. There may be certain occasions, however, during which more than 20% of the Fund's assets may be invested in other instruments. In unusual circumstances, as a temporary defensive measure, the Fund may invest in taxable, fixed income obligations and/or municipal securities other than Massachusetts Municipal Securities, when the Adviser believes that market conditions, such as rising interest rates or other adverse factors, would cause serious erosion of portfolio value. In addition, the Fund may also invest up to 20% of its net assets in taxable, fixed income obligations and/or municipal securities other than Massachusetts Municipal Securities when there is a yield disparity between these other instruments and Massachusetts Municipal Securities on an after tax basis. These other investments will generally be of comparable credit quality and maturity to the Massachusetts Municipal Securities in which the Fund invests and will be limited primarily to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; investment grade corporate debt securities; municipal securities other than Massachusetts Municipal Securities; prime commercial paper; certain certificates of deposit of domestic banks; and repurchase agreements, secured by U.S. Government securities, with maturities not in excess of seven days. To the extent that income dividends include income from taxable sources, a portion of a shareholder's dividend income will be subject to federal and/or Massachusetts tax. See Federal and Massachusetts Income Taxes."

     Municipal securities include debt obligations issued to obtain funds for various public purposes, including the construction of a variety of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial revenue bonds are, or have been under prior law, issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution
control  facilities  and  certain  local  facilities  for  water  supply,   gas,
electricity, or sewage or solid waste disposal. Some of these bonds may be private activity bonds," the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax. Such bonds are sometimes referred to as AMT Bonds" and are treated as taxable obligations for the purposes of the Fund's policies. See Federal and Massachusetts Income Taxes."

     Municipal bonds are issued in order to meet long-term capital needs and generally have maturities of more than one year when issued. The two principal classifications of municipal bonds are general obligation" and revenue" bonds. General obligation bonds are secured by the pledge of the municipality's faith, credit and taxing power for the payment of principal and interest, and are considered the safest type of municipal bond. Revenue bonds are payable only from the revenues derived from a particular project or facility and are generally dependent solely on a specific revenue source. Industrial revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Assessment bonds, which are issued by a specially created district or project area which levies a tax (generally on its taxable property) to pay for an improvement or project, may be considered to belong to either category. There are, of course, other variations in the safety of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The Fund is not limited with respect to the categories of municipal securities it may acquire.

     Municipal securities also include municipal notes, which are generally issued to satisfy short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The Fund may also invest in variable rate demand instruments, which are securities with long stated maturities, but demand features that allow the holder to demand 100% of the principal plus interest within one to seven days. The coupon varies daily, weekly or monthly with the market. The price remains at par, which provides stability to the portfolio while earning market yields. For federal income tax purposes, the income earned from municipal securities may be entirely tax free, taxable or subject only to the federal alternative minimum tax.

Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund's net loss exposure resulting from Strategic Transactions entered into for such purposes will not exceed 3% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that short-term interest rates as indicated in the forward yield curve are too high, the Fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code"), for qualification as a regulated investment company.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Fund's Strategic Transactions is set forth in the Statement of Additional Information.

When-Issued Securities and  Delayed Delivery" Securities

     The Fund may commit up to 40% of its net assets to purchase securities on a when-issued" or delayed delivery" basis, but will only do so with the intention of actually acquiring the securities. The payment obligation and the interest rate on these securities will be fixed at the time the Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or liquid, high grade debt securities assets equal to the amount of the Fund's commitment will be segregated with the custodian for the Fund to secure the Fund's obligation and to ensure that it is not leveraged. The market value of the securities when they are delivered may be less than the amount paid by the Fund. The Fund may sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the Fund.

Repurchase Agreements

     The Fund may invest up to 15% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser. Investing in repurchase agreements involves the risk of default by or the insolvency of the other party to the repurchase agreement. Distributions by the Fund of any income from repurchase agreements will be taxable to investors.

Stand-By Commitments and Other Puts

     To facilitate liquidity, the Fund may enter into stand-by commitments" permitting it to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no cost. Any such costs may, however, reduce yields.

Third Party Puts

     The Fund may also purchase long-term fixed rate bonds which have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender or put its bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features. The financial institution granting the put option does not provide credit enhancement, and typically, if there is a default on or significant downgrading of the bond, or a loss of its tax-exempt status, the put option will terminate automatically and the risk to the Fund will be that of holding a long-term bond. These third party puts will not be considered to shorten the Fund's maturity.

Investment Restrictions

     The Fund has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders. These policies provide, among other things, that the Fund may not: (i) invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer (in determining the issuer of a tax-exempt security, identification of the issuer will be based upon a determination of the source of assets and revenues committed to meeting interest and principal payments of each security); (ii) issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets; (iii) lend portfolio securities, except that the Fund may enter into repurchase agreements which are terminable within seven days; or (iv) invest more than an aggregate of 15% of the net assets of the Fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. Additional fundamental policies adopted by the Fund are described in the Statement of Additional Information.

                          RISK FACTORS AND SUITABILITY

     The Fund is designed for investors in the upper income tax brackets who are seeking a higher level of Massachusetts and federally tax-free income than is normally provided by tax-free money market or other short-term investments and more price stability than investments in long-term municipal bonds. The Fund may also be suitable for other investors, depending upon their investment goals and financial and tax positions. A mutual fund with an average maturity longer than the Fund will tend to have a higher yield, but will exhibit greater share price volatility; a fund with a shorter maturity will have a lower yield but will offer more price stability. The Fund's emphasis on high quality securities is expected to limit its share price volatility.

     The classification of the Fund under the Investment Company Act of 1940 as a non-diversified" investment company allows it to invest more than 5% of its assets in the securities of any issuer, subject to certain limitations under the Code. Because of the relatively small number of issues of Massachusetts obligations, the Fund is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of municipal obligations. Therefore, the Fund would be more susceptible than a diversified fund to any single adverse economic or political occurrence or development affecting Massachusetts issuers. The Fund will also be subject to an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines. It is also possible that there will not be sufficient availability of suitable Massachusetts Municipal Securities for the Fund to achieve its objective of providing income exempt from Massachusetts taxes.

     The market value of the Fund's investments will change in response to changes in interest rates and other factors. During periods of falling interest rates, the values of long-term fixed-income securities generally rise.
Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of tax-exempt securities and in the ability of an issuer to make payments of interest and repayments of principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from those securities but will affect the Fund's net asset value.

Certain Risk Considerations Relating to Massachusetts

     The Fund is non-diversified and invests primarily in securities issued by The Commonwealth of Massachusetts, its political subdivisions, including cities and towns, and its public authorities. Therefore, the economic and financial condition of the Commonwealth and its authorities and municipalities will have a significant impact on the Fund's net asset value, yield and investment performance. The availability of federal funds may affect the economic and financial condition of the Commonwealth.

     In the late 1980s, The Commonwealth of Massachusetts began to suffer a period of economic decline. Key sections of the economy, such as real estate, construction, banking and financial services, high technology and defense related industries either contracted or grew at very slow rates. Consequently, personal income growth slowed and employment declined. By 1990, the Commonwealth's unemployment rate significantly exceeded the national average. In turn, these economic factors contributed to considerable financial problems for the Commonwealth. Over the period 1987-1990, tax revenues failed to meet budgeted forecasts and spending in several major expenditure categories grew at relatively high rates. Sizeable operating deficits occurred in each of these years, and the Commonwealth at times covered the deficits by borrowing funds in the capital markets. During 1989-1990, Moody's and S&P downgraded their credit ratings on Massachusetts' bonds from Aa and AA+ to Baa and BBB, respectively.

     In fiscal year 1991, a combination of tax rate increases and tightened expenditure controls helped to stabilize the Commonwealth's financial condition. State government closed the year with a modest operating loss. Fiscal year 1992 financial reports showed a small surplus. In response to the improvement in financial operations, Moody's and S&P upgraded the Commonwealth's general obligation bonds to A and A, respectively. During the two most recent fiscal years, 1993 and 1994, economic conditions have generally stabilized, although some sectors remain weak. Financial operations also appear to have stabilized. Currently, the rating assigned to the Commonwealth's general obligation bonds by Moody's is A1 and the comparable rating assigned by S&P is A+. Fitch's current rating for the Commonwealth's general obligation bonds is A+. However, the Commonwealth's debt ratios are high relative to other states, and state government has amassed a large unfunded pension liability. Over the course of time, downturns in economic and financial conditions are likely to recur.

     The financial position of the Commonwealth may have an impact on other issuers of tax-exempt obligations who receive support from the Commonwealth including municipalities and various public agencies. The Commonwealth may also choose to implement regulations which could affect the financial condition of issuers of tax-exempt securities. For example, changes to laws which regulate rate setting procedures for health care providers in Massachusetts which were enacted in 1992 may prove detrimental to some hospitals.

     Proposition 2 1/2 is a property tax limitation initiative passed by Massachusetts voters in 1980. In general, Proposition 2 1/2 constrains the ability of cities and town to raise property tax revenues, virtually the only local-source revenue available, and this may lead to adverse consequences on the financial condition of some municipalities. Under Proposition 2 1/2, many cities and towns were required to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property. It limited the amount by which the total property taxes assessed by all cities and towns may increase from year to year.

     Limitations on Commonwealth tax revenues have been established both by legislation enacted in 1986 and by public approval of an initiative petition in 1986. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, which took effect on December 4, 1986, contains no exclusion for debt service on municipal obligations of the Commonwealth. Commonwealth tax revenues in fiscal years subsequent to passage of the initiative were lower than the limit set by either the initiative petition or the legislative enactment. The Executive Office for Administration and Finance of the Commonwealth has estimated that Commonwealth tax revenues will not reach the limit imposed by either the initiative petition or the legislative enactment in fiscal year 1995.

     Massachusetts Municipal Securities also include obligations of the governments of Puerto Rico, the Virgin Islands and Guam to the extent that interest on these obligations is exempt from Massachusetts state personal income tax. The Fund will not invest more than 10% of its net assets in the obligations of each of the Virgin Islands and Guam, but may invest without limitation in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from 1984 thorough 1989, the rate of this expansion slowed in 1990 and remains weak. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted rate of unemployment for February 1995 was approximately 12.3%.

                         CALCULATION OF PERFORMANCE DATA

     From time to time the Fund may advertise its yield, tax equivalent yield and total return, all of which are based on historical earnings and are not intended to indicate future performance. The total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

     The yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

     Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests primarily in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Fund's yield (calculated as indicated above) by one, minus a stated income tax rate that reflects combined federal and Massachusetts income tax rates (assuming full deductibility of Massachusetts income taxes on the investor's Federal income tax return and adding the product to the taxable portion (if any) of the Fund's yield.


                         Taxable Equivalent Yield Table


  Combined Federal                Taxable Equivalent Rates on Tax-Exempt Yield of:
   and MA Marginal       -----------------------------------------------------------------
     Tax Rate*              4%      5%        6%        7%        8%        9%       10%
     ---------           -----------------------------------------------------------------
     39.28%                6.59%   8.23%     9.88%    11.53%    13.18%    14.82%    16.47%
     43.68%                7.10%   8.88%    10.65%    12.43%    14.20%    15.98%    17.76%
     46.85%                7.53%   9.41%    11.29%    13.17%    15.05%    16.93%    18.81%


DIVIDENDS AND DISTRIBUTIONS

     Dividends on shares of the Fund from net investment income will be declared daily and distributed monthly. Dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES

     Shares of the Fund may be purchased directly from the Fund, which offers its shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received by the Fund. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

     Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Fund by the close of its business day (normally 4:00 p.m.,

New York City time) will be effected as of the close of trading on the New York Stock Exchange on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Fund before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund or the Adviser.

     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Municipal securities are valued by the Adviser or by an independent pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Fund believes that reliable market quotations for municipal securities are generally not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most of the valuations made by the Adviser or provided by such pricing service will be based upon fair value determined on the basis of the factors listed above. Taxable securities are valued at the last sale prices, on the valuation day, on the exchange or national securities market on which they are primarily traded; taxable securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If the Fund acquires a money market instrument with more than 60 days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon its value on such date unless the Trustees determine during such 60-day period that amortized cost does not represent fair value.

     In the sole discretion of the Adviser, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the Fund. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares.

                              REDEMPTION OF SHARES

     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt of a redemption request in proper form. Redemptions will not be processed until a completed share purchase application and payment for the shares to be redeemed have been received.

Written Redemption

     Shares of the Fund may be redeemed by written order to Standish Massachusetts Intermediate Tax Exempt Bond Fund, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Fund's Transfer Agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders which are not individuals. Redemption proceeds will normally be paid by check mailed within seven days of receipt of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen
(15) days.

Telephonic Redemption

     Shareholders who complete the telephonic redemption portion of the Fund's account application may redeem shares by calling (800) 221-4795. Such privilege is not available to shareholders automatically; they must first elect the privilege. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Wire charges, if any, will be deducted from redemption proceeds. By maintaining an account that is eligible for redemption by telephone, the shareholder authorizes the Adviser, the Trust and the Fund's custodian to act upon instructions of any person to redeem shares from the shareholder's account. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor.

     By maintaining a telephonic redemption account, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Trust, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than seven days thereafter, except as described above. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption requests in writing.

Repurchase Order

     In addition to written redemption of Fund shares, the Fund may accept wire or telephone orders from brokers or dealers for the repurchase of Fund shares or from the Adviser with respect to accounts over which it has investment discretion. The repurchase price is the net asset value per share next determined after receipt of an order by a broker or dealer, which is obligated to transmit the order to the Fund prior to the close of the Fund's business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but the Fund imposes no charge for share repurchases.

                                                              * * * *
     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Fund's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in portfolio securities.

     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $10,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $10,000.

                                   MANAGEMENT

Trustees

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

     Standish, Ayer & Wood, Inc. (the Adviser"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Fund pursuant to an investment advisory agreement and manages the Fund's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

     The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States. The Adviser also provides investment advisory services to certain other funds of the Trust, acting as sole investment adviser to Standish Fixed Income Fund, Standish Small Capitalization Equity Fund, Standish Equity Fund, Standish Intermediate Tax Exempt Bond Fund and Standish Securitized Fund, which had net assets of $1.8 billion, $121 million, $94 million, $28 million and $54 million, respectively, at March 31, 1995, and as co-investment adviser to Consolidated Standish Short-Term Asset Reserve Fund, which had net assets of $258 million at March 31, 1995. The Adviser is the managing general partner of Standish International Management Company, L.P. ( SIMCO"), which is the investment adviser to Standish International Equity Fund, Standish International Fixed Income Fund and Standish Global Fixed Income Fund, which had net assets of $89 million, $1.1 billion and $135 million, respectively, at March 31, 1995. Corporate pension funds are the largest asset under active management by the Adviser. The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of March 31, 1995, the Adviser managed approximately $24 billion of assets.

     The Fund's portfolio managers are Maria D. Furman and Raymond J. Kubiak, who have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in November, 1992. During the past five years, Ms. Furman has served as a Director and Vice President of the Adviser and Mr. Kubiak has been a Vice President of the Adviser.

     Subject to the supervision and direction of the Trustees, the Adviser manages the Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, administers the affairs of the Fund and permits the Fund to use the name Standish." For these services, the Fund pays a fee monthly at the annual rate of 0.40% of average daily net assets. In addition, the Adviser has voluntarily agreed for the Fund's fiscal year ended December 31, 1995 to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the lower of (a) 0.65% of the Fund's average daily net assets or (b) the permissible limit applicable in any state in which shares of the Fund are then qualified for sale. If the expense limit is exceeded, the compensation due the Adviser for such fiscal year shall be proportionately reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month, subject to readjustment during the fiscal year. For the fiscal year ended December 31, 1994, the Adviser did not impose $39,874 of its fee of $118,562.

Expenses

     The Fund bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, the Fund will pay investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Adviser bears without subsequent reimbursement the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust which relate to more than one series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. For the year ended December 31, 1994, expenses borne by the Fund amounted to $192,664 which represented 0.65% of average net assets after an expense reduction of $39,874.

Portfolio Transactions

     It is not anticipated that the Fund will incur a significant amount of brokerage expenses because municipal securities are generally traded on a net" basis in principal transactions without the addition or deduction of brokerage commissions or transfer taxes. Subject to the supervision of the Trustees of the Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund. The Adviser will seek to obtain the best available price and most favorable execution with respect to all transactions for the Fund.

     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund.

                              FEDERAL INCOME TAXES

     The Fund presently qualifies and intends to continue to qualify for taxation as a regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

     The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be treated by taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

     The Fund intends to satisfy applicable requirements of the Code so that its distributions to shareholders of the tax-exempt interest it earns will qualify as exempt-interest dividends," which shareholders are entitled to treat as tax-exempt interest. Any portion of an exempt-interest dividend that is attributable to the interest the Fund receives on certain tax-exempt obligations that are private activity bonds" and, for corporate shareholders, the entire exempt-interest dividend, may increase a shareholder's liability, if any, for alternative minimum tax.

     Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to Federal income tax on a portion of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the Fund. Shares of the Fund may not be an appropriate investment for persons who are substantial users" of facilities financed by industrial development or private activity bonds, or persons related to substantial users." Consult your tax advisor if you think this may apply to you.

     Shareholders which are taxable entities or persons will be subject to federal income tax on capital gain distributions from the Fund and on any other dividends they receive from the Fund that are not exempt-interest dividends. Dividends paid by the Fund from any taxable net investment income, such as interest income from taxable debt obligations, accrued market discount recognized by the Fund, or repurchase agreements, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. None of the Fund's exempt-interest dividends, taxable income dividends or capital gain distributions will qualify for the corporate dividends received deduction. Except as described below under Massachusetts Income Taxes," dividends and capital gain distributions may also be subject to state and local or foreign taxes.

     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules disallow any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received exempt-interest dividends with respect to such shares, and recharacterize as long-term any such losses that are not disallowed to the extent of any capital gain distributions received with respect to such shares.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on taxable dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary taxable dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.

                           MASSACHUSETTS INCOME TAXES

     To the extent that the Fund's exempt-interest dividends are derived from interest on tax-exempt obligations of the Commonwealth of Massachusetts and its political subdivisions or Puerto Rico, the U.S. Virgin Islands or Guam and are properly designated as such, these distributions will also be exempt from Massachusetts personal income tax. For Massachusetts personal income tax purposes, dividends from the Fund's taxable net investment income (if any), federally tax-exempt income from obligations not described in the preceding sentence, and net short-term capital gains, if any, will generally be taxable as ordinary income, whether received in cash or additional shares. However, any dividends that are properly designated as attributable to interest the Fund receives on direct U.S. Government obligations will not be subject to Massachusetts personal income tax. Capital gain distributions are generally taxable as long-term capital gains, regardless of how long shareholders have held their Fund shares. However, a portion of such a capital gain distribution will be exempt from Massachusetts personal income tax if it is properly designated as attributable to gains realized on the sale of certain tax-exempt bonds issued pursuant to Massachusetts statutes that specifically exempt such gains from Massachusetts taxation. These bonds are relatively few in number. Dividends from net investment income (including exempt-interest dividends) and from net long-term and short-term capital gains will be subject to, and shares of the Fund will be included in the net worth of intangible property corporations for purposes of, the Massachusetts corporation excise tax if received by a corporation subject to such tax.

     After the close of each calendar year, the Fund will send a notice to shareholders that provides information about the federal and Massachusetts tax status of distributions to shareholders for such calendar year.

                             THE FUND AND ITS SHARES

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the Investment Company Act of 1940 and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable by the Trust. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.

     At March 31, 1995, more than 25% of the then outstanding shares of the Fund were held by BDG & Co., c/o Bingham, Dana & Gould Trust Department, 150 Federal Street, Boston, MA, which was deemed to control the Fund.

     The Trust has established thirteen series and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the determination of the tax consequences of investing in a series will be determined separately for each series.

     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.

     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

     Inquiries concerning the Fund should be made by contacting the Fund at the Fund's address and telephone number listed on the cover of this Prospectus.




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



                          CUSTODIAN, TRANSFER AGENT AND
                            DIVIDEND-DISBURSING AGENT

     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110, serves as the Fund's transfer agent and dividend-disbursing agent and as custodian of all cash and securities of the Fund.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit the Fund's financial statements annually.

LEGAL COUNSEL

     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust and to the Adviser.

     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                   APPENDIX A

                         MOODY'S MUNICIPAL BOND RATINGS

Aaa -Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                         MOODY'S MUNICIPAL NOTE RATINGS

MIG-1 -Notes which are rated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or by established and broad based access to the market for refinancing, or both.

MIG-2 -Bonds which are rated MIG-2 are of high quality, with margins of protection ample, although not as large as in the MIG-1 group.

                         S & P'S MUNICIPAL BOND RATINGS

AAA -Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                         S & P'S MUNICIPAL NOTE RATINGS

SP-1 -Notes rated SP-1 indicate a very strong capacity to pay principal and interest. A plus" is added for those issues determined to possess overwhelming safety characteristics.

SP-2 -Notes rated SP-2 indicate a satisfactory capacity to pay principal and interest.

                         FITCH'S MUNICIPAL BOND RATINGS

AAA -Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA."

A -Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -Bonds rated BBB are considered to be investment grade and satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

TAX CERTIFICATION INSTRUCTIONS

        Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

        For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write Applied For" in the space for a TIN on the Application.

        Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code sections 1441, 1442 and 3406 and/or consult your tax adviser.